Exhibit 99(a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Subordinate Voting Shares of

EXFO INC.

Pursuant to the Offer to Purchase Dated January 8, 2015

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON FEBRUARY 13, 2015,

UNLESS THE OFFER IS WITHDRAWN, EXTENDED OR VARIED.

Offices of the Depositary, CST Trust Company, for this Offer:

By Mail	By Hand, Courier or Registered Mail

CST Trust Company P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario M5C 2K4 Attention: Corporate Actions	CST Trust Company B1 Level 320 Bay Street Toronto, Ontario M5H 4A6 Attention: Corporate Actions

Telephone: (416) 682-3860

Toll Free: 1 (800) 387-0825

Email: inquiries@canstockta.com

This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it.

TO:	EXFO INC. (THE “CORPORATION”)
AND TO:	CST TRUST COMPANY (THE “DEPOSITARY”)

The undersigned delivers to the Corporation the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer to Purchase regarding withdrawal, irrevocably accepts the Offer (as defined below) for such Shares upon the terms and conditions contained in the Offer to Purchase and Circular. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Owner(s) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s))	Shares Tendered (Attach signed list if necessary)
	Share Certificate Number(s)	Number of Shares Represented by Certificate(s)	Number of Shares Tendered*

Total Shares Tendered

*       If you desire to tender fewer than all Shares evidenced by any share certificates listed above, indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such share certificates will be considered to have been tendered. See Instruction 4 in this Letter of Transmittal.

Delivery of this instrument to an address other than shown above does not constitute a valid delivery.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned hereby tenders to EXFO Inc. (the “Corporation”) the above-described subordinate voting shares (the “Shares”) at the price per Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender (as defined in the Offer to Purchase), as specified below, payable in cash (subject to applicable withholding taxes, if any) and upon the terms and subject to the conditions set forth in the Offer to Purchase, the accompanying Issuer Bid Circular (the “Circular”) and this Letter of Transmittal (which, as amended or supplemented from time to time, together with the Offer to Purchase and the Circular, constitute the “Offer”).

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase, the terms of the Offer to Purchase shall prevail.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Shares tendered pursuant to the Offer. Shareholders whose certificates are not immediately available or who cannot deliver to the Depositary their certificates for Shares and all other documents which this Letter of Transmittal requires by the Expiration Date (as defined in the Offer to Purchase dated January 8, 2015) may only tender their Shares according to the guaranteed delivery procedure set forth under the title “Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 2 in this Letter of Transmittal. A Shareholder who wishes to tender Shares under the Offer and whose certificate is registered in the name of an investment dealer, broker, bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Shares under the Offer.

Shareholders should carefully consider the income tax consequences of tendering Shares under the Offer. See “Income Tax Consequences” in the Circular that accompanies this Letter of Transmittal.

Subject to and effective upon acceptance for purchase of the Shares tendered hereby, pursuant to an Auction Tender (as defined in the Offer to Purchase) or pursuant to a Purchase Price Tender (as defined in the Offer to Purchase) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Corporation all rights, title and interest in and to all Shares tendered hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Shareholder of the Corporation and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Shares or any of them on or after the date upon which the Shares are taken up and paid for under the Offer, and hereby irrevocably constitutes and appoints the Depositary and any officer of the Corporation as attorney-in-fact of the undersigned with respect to such Shares, effective from the time the Corporation takes up and pays for such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a)

deliver certificates for such Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Corporation upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as hereinafter defined);

(b)	present certificates for such Shares for cancellation and transfer on the Corporation’s books; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

(a)

the undersigned understands that tendering Shares under any one of the procedures described in the Offer to Purchase and the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position” in Shares being tendered or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act.

(b)

when and to the extent the Corporation accepts the Shares for payment, the Corporation will acquire good, marketable, and unencumbered title thereto, free and clear of all hypothecs, liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be paid, issued, distributed, made or transferred on or in respect of such Shares to shareholders of record on or prior to the date on which the Shares are taken up and paid for under the Offer shall be for the account of the undersigned;

(c)

on request, the undersigned will execute and deliver any additional documents that the Depositary or the Corporation deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

(d)	the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The certificates representing Shares tendered and the number of Shares that the undersigned wishes to tender should all be indicated in the appropriate boxes. If the tender is being made pursuant to an Auction Tender, the purchase price at which such Shares are being tendered should be indicated in Box B — “Auction Tender”.

The undersigned understands that he or she must indicate whether the Shares are being tendered pursuant to an Auction Tender or a Purchase Price tender by completing Box A — “Type of Tender”. All Shares tendered by a shareholder and which have not been withdrawn, who fails to specify any Auction Tender Price for his or her Shares or fails to indicate that he or she has tendered his or her Shares pursuant to the Purchase Price Tender will be considered to have tendered his or her Shares pursuant to the Purchase Price Tender.

The undersigned understands that the Corporation will determine a single price per Share (the “Purchase Price”), which will not be less than Cdn$4.20 per Share or more than Cdn$4.60 per Share, that is the lowest price that enables it to purchase the maximum number of Shares properly tendered and not withdrawn pursuant to the Offer having an aggregate Purchase Price not exceeding Cdn$30,000,000. If the Purchase Price is determined to be Cdn$4.20 (which is the minimum Purchase Price under the Offer), the maximum number of Shares that may be purchased by the Corporation is 7,142,857 Shares. For the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Tender will be considered to have been tendered at Cdn$4.20 per Share (which is the minimum Purchase Price under the Offer). Shares tendered pursuant to an Auction Tender will not be purchased by the Corporation pursuant to the Offer if the price specified by the Shareholder is greater than the Purchase Price. A Shareholder who wishes to tender Shares but who does not wish to specify a price at which such Shares may be purchased by the Corporation should make a Purchase Price Tender. Shareholders who tender Shares without making a valid Auction Tender or Purchase Price Tender will be deemed to have made a Purchase Price Tender.

The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the pro-ration provisions described in the Offer), all Shares properly tendered and not properly withdrawn pursuant to an Auction Tender at prices at or below the Purchase Price and pursuant to Purchase Price Tenders will be purchased at the Purchase Price, payable in cash (subject to applicable withholding taxes, if any), for all Shares purchased. Certificates for all Shares not purchased under the Offer (including Shares tendered pursuant to an Auction Tender at prices greater than the Purchase Price and Shares not purchased because of pro-ration), or properly withdrawn before the Expiration Date, will be returned (in the case of certificates representing Shares all of which are not purchased) or replaced with new certificates representing the balance of Shares not purchased (in the case of certificates representing shares of which less than all are purchased), promptly after the Expiration Date or the date of withdrawal of the Shares, without expense to the Shareholder. The undersigned understands that a Shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.

The undersigned understands that if the aggregate Purchase Price for the Shares properly tendered pursuant to the Offer by Purchase Price Tender or by Auction Tender at a price not greater than the Purchase Price (the “Successfully Tendered Shares”) by Shareholders (the “Successful Shareholders”) exceeds Cdn$30,000,000, then the Successfully Tendered Shares will be purchased on a pro rata basis according to the number of Shares tendered (or deemed to be tendered) by the Successful Shareholders (with adjustments to avoid the purchase of fractional Shares), except that “Odd Lot” tenders will not be subject to pro-ration. See “Offer to Purchase – Number of Shares and Pro-Ration”. The Corporation’s determination as to pro-ration shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Corporation may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Shares tendered, fewer than all of the Shares tendered hereby. The undersigned understands and acknowledges that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated in Box E, unless otherwise indicated under Box F below. The undersigned recognizes that the Corporation has no obligation, pursuant to the instructions hereto, to transfer any certificates for Shares from the name of the registered owner.

The undersigned understands and acknowledges that acceptance of Shares by the Corporation for payment will constitute a binding agreement between the undersigned and the Corporation, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer.

The undersigned understands and acknowledges that payment for Shares accepted for payment pursuant to the Offer will be made by the Corporation by tendering the aggregate Purchase Price for such Shares with the Depositary (by bank transfer or other means satisfactory to the Depositary), which will act as agent for shareholders who have properly tendered Shares in acceptance of the Offer and have not withdrawn them, for the purposes of receiving payment from the Corporation and transmitting payment to such shareholders. The undersigned further understands and acknowledges that receipt by the Depositary from the Corporation of payment for such Shares will be deemed to constitute receipt of payment by such shareholders. Under no circumstances will interest be paid by the Corporation or the Depositary by reason of any delay in paying for any Shares or otherwise.

The undersigned instructs the Corporation and the Depositary to issue the cheque for the Purchase Price for such of the tendered Shares as are purchased to the order of the undersigned or the name listed and mailed to the address indicated in Box E, unless otherwise indicated under Box F below or Box H — “Hold for Pick-Up”. Such payment will be received in Canadian dollars.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal, including Box L — “Lost, Stolen or Destroyed Certificates” should be completed as fully as possible and forwarded to the Depositary, together with a letter describing the loss, theft or destruction and providing a telephone number. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

The undersigned agrees not to vote any of the tendered Shares taken up and paid for under the Offer, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Corporation, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of the Corporation, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to the Corporation, in respect of any such tendered Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by the Corporation as the proxyholder of the undersigned in respect of such tendered Shares or distributions consisting of securities.

BOX A TYPE OF TENDER

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. Shares are being tendered hereby pursuant to:

☐ An Auction Tender (Please complete Box B)	☐ A Purchase Price Tender (Please complete Box C)

BOX B

AUCTION TENDER

PRICE (IN CDN DOLLARS) PER SHARE

AT WHICH SHARES ARE BEING

TENDERED

This box MUST be completed if Shares are being tendered pursuant to an Auction Tender.

Check the appropriate box to indicate the Auction Tender price.

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender.

If portions of shareholdings are being tendered at different prices, use a separate Letter of Transmittal for each price specified. See instruction 5.

☐ Cdn $4.20 ☐ Cdn $4.25 ☐ Cdn $4.30 ☐ Cdn $4.35 ☐ Cdn $4.40	☐ Cdn $4.45 ☐ Cdn $4.50 ☐ Cdn $4.55 ☐ Cdn $4.60

BOX C PURCHASE PRICE TENDER This box MUST be completed if Shares are being tendered pursuant to a Purchase Price Tender. The undersigned either (check one):

☐	is tendering Shares beneficially owned by the undersigned;

☐	is a broker, dealer, bank, trust company or other nominee that is tendering, for the beneficial owners thereof, Shares with respect to which it is the owner of record (list attached).

BOX D

ODD LOTS

(See Instruction 6)

To be completed ONLY if Shares are being tendered by or on behalf of persons beneficially owning an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date.

The undersigned either (check one):

☐	will be the beneficial owner of an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date, all of which are tendered, or

☐

is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner will own an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and is tendering all such Shares.

BOX E ISSUE CHEQUE AND/OR CERTIFICATES IN THE NAME OF: (please print) (Name) (Street Address and Number) (City and Province or State) (Country and Postal (Zip) Code)	BOX F SEND CHEQUE AND/OR CERTIFICATES) (Unless Box “H” is checked) To: (Name) (Street Address and Number) (City and Province or State) (Country and Postal (Zip) Code)
(Social Insurance or Social Security Number)

BOX G

JURISDICTION OF RESIDENCE

(Please check the appropriate box)

I/we hereby declare that the registered holder(s) of the certificates tendered hereunder:

☐    IS/ARE

☐    IS NOT/ARE NOT

resident(s) of Canada.

BOX H HOLD FOR PICK-UP ☐ Hold certificates for Shares and/or cheques for pick-up.

BOX I

☐    Check here if certificates for tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

  Name(s) of Registered Owner(s)

  Date of execution of Notice of Guaranteed Delivery

  Name of Eligible Institution Which Guaranteed Delivery

BOX J SHAREHOLDER(S) SIGN HERE (See Instructions 1 and 6)

Must be duly executed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 7.

Authorized Signature(s)

(Shareholder(s) or Legal Representative)

(Shareholder(s) or Legal Representative)

Name(s)

Capacity

Address

(Include Postal Code or Zip Code)

Area Code and Telephone Number

TIN; SSN; SIN

U.S. shareholders must provide their Taxpayer Identification No. or Social Security No. and complete Substitute Form W-9; Canadian shareholders must provide their Social Insurance No.

Date

BOX K SIGNATURE GUARANTEE (See Instructions 1 and 6)
Authorized Signature
(Guarantor)

Name

Title

Firm

Address

(Include Postal Code or Zip Code)

Area Code and Telephone Number

Email Address

Date

BOX L LOST, STOLEN OR DESTROYED CERTIFICATES
To be completed ONLY if certificates representing Shares being tendered have been lost, stolen or destroyed. The undersigned has either (check one):

☐	lost his or her certificate(s) representing Shares;

☐	had his or her certificate(s) representing Shares stolen; or

☐	had his or her certificate(s) representing Shares destroyed.

If a certificate representing Shares has been lost, stolen or destroyed, this Letter of Transmittal, including this Box L, must be completed as fully as possible and forwarded, together with a letter describing the loss, theft or destruction and providing a telephone number, to the Depositary. The Depositary will respond with the replacement requirements.

INSTRUCTIONS

Forming Part of the Terms of the Offer

1.	Signature Guarantees.

No guarantee of a signature is required if either:

(a)

this Letter of Transmittal is duly executed by the registered holder of the Shares tendered with this Letter of Transmittal exactly as the name of the registered holder appears on the share certificate tendered herewith, and payment and delivery are to be made directly to such registered holder pursuant to the information provided in Box E above; or

(b)

such Shares are tendered for the account of a Canadian Schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box K — “Signature Guarantee”. See Instruction 6 in this Letter of Transmittal.

2.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

Certificates for all physically tendered Shares, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).

Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiration Date, may only tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided (or an executed facsimile thereof) by the Corporation through the Depositary (indicating the type of tender and, in the case of an Auction Tender, the price at which Shares are being tendered) to the Depositary by the Expiration Date, which must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in the Circular under “Procedure for Tendering Shares — Guaranteed Delivery”. Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), relating to such Shares, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto (Ontario) office of the Depositary before 5:00 p.m. (Eastern time) on or before the third trading day on the Toronto Stock Exchange (“TSX”) and NASDAQ Global Market (“NASDAQ”) after the Expiration Date.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by facsimile transmission to the Toronto (Ontario) office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

Notwithstanding any other provision hereof, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Shares, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares, with signatures that are guaranteed if so required, and any other documents required by the Letter of Transmittal.

The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently tendered.

The method of delivery of all documents, including certificates for Shares, is at the election and risk of the tendering Shareholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, registered mail, properly insured, is recommended, and it is suggested that mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date.

The Corporation will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by the Circular. All tendering shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.	Inadequate Space.

If the space provided in the Box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Shares.

If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the address indicated in Box E unless otherwise indicated under Box E on this Letter of Transmittal, promptly after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

5.	Indication of Type of Tender; Indication of Price at Which Shares are being Tendered.

(a)

To tender Shares, the shareholder must complete Box A – “Type of Tender” on this Letter of Transmittal or, if applicable, on the Notice of Guaranteed Delivery, indicating whether he or she is tendering Shares pursuant to an Auction Tender (Box B) or a Purchase Price Tender (Box C). Only one box may be checked. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. The same Shares cannot be tendered, unless previously properly withdrawn as provided in the Offer to Purchase, pursuant to both an Auction Tender and a Purchase Price Tender or pursuant to Auction Tenders at more than one price. However, if a shareholder desires to tender Shares in separate lots at a different type of tender for each lot, such shareholder must complete a separate Letter of Transmittal or, if applicable, a Notice of Guaranteed Delivery for each lot which the shareholder is tendering.

(b)

For Shares to be properly tendered pursuant to an Auction Tender, the shareholder must complete Box B — “Auction Tender Price (in Canadian Dollars) per Share at Which Shares Are Being Tendered” on this Letter of Transmittal indicating the price per Share (in increments of Cdn$ 0.05 per Share) at which he or she is tendering Shares. A shareholder wishing to tender portions of his or her Shares pursuant to Auction Tenders at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered pursuant to Auction Tenders (unless previously withdrawn as provided in the Offer to Purchase under “Withdrawal Rights”) at more than one price. No price can be specified by shareholders making a Purchase Price Tender.

6.	Odd Lots.

As described in the Offer to Purchase under “Number of Shares and Pro-ration”, if the Corporation is to purchase less than all Shares tendered by the Expiration Date, the Shares purchased first will consist of all Shares so tendered by any shareholder who will own beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares under Auction Tenders at or below the Purchase Price or under Purchase Price Tenders. This preference will not be available unless Box D — “Odd Lots” is completed.

7.	Signatures on Letter of Transmittal, Stock Power and Endorsements.

(a)

If Box J in this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)	If the Shares are registered in the names of the two or more joint owners, each such owner must sign in Box J in this Letter of Transmittal.

(c)

If any tendered Shared are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)

When this Letter of Transmittal is duly executed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered by the undersigned or not purchased by the Corporation, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

(e)

If this Letter of Transmittal or any certificates or stock powers are duly executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation or the Depositary of their authority to so act.

8.	Special Payment and Delivery Instruction.

The undersigned of the Letter of Transmittal must identify to whom the Shares and/or certificates should be issued by completing Box E. Such Shares and/or certificates will be sent to the address indicated in Box F, unless a cheque evidencing payment for Shares tendered is to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, Box H “Hold for Pick-Up” on this Letter of Transmittal must be completed.

9.	Irregularities.

All questions as to the number of Shares to be taken up, the price to be paid therefore, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, will be determined by the Corporation, in its sole discretion, acting reasonably, which determination will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law. The Corporation reserves the absolute right to reject any or all tenders of Shares determined by it in its sole discretion not to be in proper form or completed in accordance with the Instructions herein and in the Offer or the acceptance for payment of, or payment for, which may, in the opinion of the Corporation’s counsel, be unlawful. The Corporation also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Corporation, the Depositary, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. Corporation’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding or as required by law.

10.	Questions and Requests for Assistance and Additional Copies.

Questions and requests for assistance may be directed to the Depositary or the Dealer Manager at their addresses and telephone numbers set forth herein. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank, or trust company.

11.	Substitute Form W-9.

Each U.S. shareholder tendering Shares to the Depositary is required to provide the Depositary with a correct U.S. taxpayer identification number (“TIN”), which is generally the shareholder’s social security number or federal employer identification number, together with certain other information, on Substitute Form W-9, which is provided below. Failure to provide the information on this form may subject the tendering shareholder to a US$50 or greater penalty and/or backup withholding imposed by the U.S. Internal Revenue Service (the “IRS”). For information respecting Canadian withholding tax on payments to non-residents of Canada, refer to the Circular under “Income Tax Consequences”. U.S. shareholders should also see “Important U.S. Tax Information for U.S. Holders” below.

12.	Governing Law.

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Quebec and the federal laws of Canada applicable therein.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Date.

PRIVACY NOTICE

CST Trust Company is committed to protecting your personal information. In the course of providing services to you and its corporate clients, it receives non-public personal information about you — from transactions we perform for you, forms you send it, other communications it has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. It uses this to administer your account, to better serve your and its clients’ needs and for other lawful purposes relating to its services. It has have prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at canstockta.com, or by writing the Depositary at P.O. Box 700, Station B, Montreal, Québec, H3B 3K3. CST Trust Company will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

IMPORTANT U.S. TAX INFORMATION FOR U.S. HOLDERS

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder tendering Shares must, unless an exemption applies, provide the Depositary with such Shareholder’s TIN, certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Substitute Form W-9 included in this Letter of Transmittal. If a Shareholder does not timely provide such Shareholder’s correct TIN or fails to provide the required certifications, the IRS may impose a penalty of US$50 on such Shareholder and payment to such Shareholder pursuant to the Offer may be subject to backup withholding currently at a rate of 28%. All U.S. Shareholders tendering Shares pursuant to the Offer should complete and sign the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Corporation and the Depositary).

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Shareholder upon filing a U.S. federal income tax return.

The tendering Shareholder is required to give the Depositary the TIN (i.e., social security number or federal employer identification number) of the record holder of the Shares. If the Shares are held in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. Certain Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should indicate their exempt status on the Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Shareholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

TO BE COMPLETED BY TENDERING SHAREHOLDERS THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS) (See “Guidelines for Certification of TIN on Substitute Form W-9” below)
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Please fill out your name and address below: Name: Address (Number and street): City, State and Zip Code:

Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number
OR
Employer Identification Number

Part 2 — CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest and dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).

Part 3 — Awaiting TIN Exempt	☐ ☐

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.

SIGNATURE                                                                   DATE

NAME (Please Print)

ADDRESS (Number and street)

City, State and Zip Code

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

TENDERING SHAREHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE APPLICABLE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 calendar days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of

1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)

3.	Husband and wife (joint account)	The actual owner of the account, or, if joint funds, either person(1)

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7.	a. The usual revocable savings trust account (grantor or is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

8.	Sole proprietorship account or disregarded entity owned by an individual	The owner(4)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of

9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)

10.	Corporate or LLC electing Corporate status on Form 8831 account	The corporation

11.	Religious, charitable, or educational organization account	The organization

12.	Partnership or multi-member LLC	The partnership

13.	Association, club or other tax-exempt organization	The organization

14.	A broker or registered nominee	The broker or nominee

15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or person) that receives agricultural program payments	The public entity

16.	Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s Social Security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtain a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A Corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times during the taxable year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to non-resident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one non-resident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organization.

•	Mortgage or student loan interest payments paid by you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the Treasury regulations thereunder.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and /or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the payer discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.